Exhibit 10.42

FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT

THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this “Amendment”) is made and entered into as of the 7thday of July, 2009 by and between CCIP/2 WINDEMERE, L.P., a Delaware limited partnership (“ Seller”), and DERBYSHIRE INVESTMENTS WINDEMERE, LLC, a Texas limited liability company (“Purchaser”).

WI T N E S S E T H:

WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Contract dated May 11, 2009 (the “ Contract”) pertaining to the purchase and sale of that certain real property located in Harris County, Texas more particularly described on Exhibit A attached thereto and commonly known as Windemere Apartments (the “Property”);

WHEREAS, the parties intend to modify the Contract to reflect the foregoing, as more particularly set forth hereinafter.

AM E N D M E N T

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Sellers and Purchaser hereby agree as follows:

1.                  Capitalized Terms.  All capitalized terms and phrases used herein shall have the same meanings given to them in the Contract.

2.                  Credit.  A new Section 5.4.13 is hereby added to the Contract as follows:

5.4.13  Repair Credit.  At Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to $30,000.00 for repairs and replacements at the Property relating to termite damage.

3.                  911 Phones.  Seller hereby confirms that it has ordered “911 phones” for the Property and that such phones are currently scheduled to be installed on or about July 7, 2009.  Notwithstanding the estimated installation date set forth above, Seller agrees that such 911 phones shall be installed at the Property prior to the Closing Date.

4.                  Pool Permit.  Seller has confirmed with the City of Houston, Texas, that the Property has a currently valid pool permit for both pools at the Property, notwithstanding that there is only one permit number currently issued.  Seller has inquired with the City of Houston as to why separate pool permits were not issued and is endeavoring to cause the City of Houston to issue separate, replacement permits.

5.                  Boiler Permit.  Seller has caused to be obtained state boiler permits and has placed copies of the same in the boiler rooms at the Property.

6.                  Fixtures and Tangible Personal Property.  Seller and Purchaser agree that Exhibit A attached hereto lists the Fixtures and Tangible Personal Property to be conveyed to Purchaser at Closing.

7.                  Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same Amendment.  It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executes at least one counterpart.

8.                  Ratification.  Except as expressly set forth herein, all other terms and conditions of the Contract shall remain unmodified, the same being ratified, confirmed and republished hereby.

9.                  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

[SIGNATURES ON FOLLOWING PAGE]

NOW, THEREFORE, the parties hereto have executed this Amendment as of the date first set forth above.

Seller:

CCIP/2 WINDEMERE, L.P.,

a Delaware limited partnership

By:   CCIP/2 Windemere, L.L.C.,

        a Delaware limited liability company,

        its general partner

        By:   Consolidated Capital Institutional Properties/2, LP Series A,

                a Delaware limited partnership,

                its member

                By:   Concap Equities, Inc.,

                        a Delaware corporation,

                        its general partner

                        By:  /s/Trent A. Johnson

                        Name:  Trent A. Johnson

                        Title:  Vice President

Purchaser:

DERBYSHIRE INVESTMENTS WINDEMERE, LLC,

a Texas limited liability company

By:  /s/Stuart D. Lunn

Name:  Stuart D. Lunn

Title:  CEO